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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Elcom International, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-KSB.

Dated: April 11, 2005                      /s/ Laurence F. Mulhern
                                           -------------------------------------
                                           Laurence F. Mulhern
                                           Chief Financial Officer
                                           (Principal Financial Officer)

      The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-KSB or as a separate disclosure document.